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Exhibit 10.1


OVERTON BANK AND TRUST, N.A.

SOUTH ARLINGTON OFFICE
CURTIS F. VON DER AHE
President

March 6, 1998


Mr. Tom Hoefert, CFO
InnoServ Technologies, Inc.
4330 Beltway #300
Arlington, TX. 76018

REFERENCE: LOAN AGREEMENT DATED APRIL 14, 1997 COVENANT VIOLATION.

Dear Mr. Hoefert,

You have indicated that InnoServ is in violation of the cash flow covenant as defined in section 7.J.(e)#4. of the above referenced loan agreement. We hereby waive compliance with this covenant until July 30, 1998.

If you require anything else, please do not hesitate to call.

Sincerely,



/s/ Curtis F. Von Der Ahe
Curtis F. Von Der Ahe,
President





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